Innovator Equity Dual Directional 15 Buffer ETF - April
Schedule of Investments
July 31, 2026 (Unaudited)

EXCHANGE TRADED FUNDS - 105.7%		Shares		Value
Vanguard S&P 500 ETF (a)(b)(c)		160,805		$ 110,416,753
TOTAL EXCHANGE TRADED FUNDS (Cost $98,328,987)				110,416,753

PURCHASED OPTIONS - 17.4% (d)	Notional Amount	Contracts		Value
Call Options - 0.3%
Vanguard S&P 500 ETF, Expiration: 03/31/2027; Exercise Price: $621.43 (b)(e)(f)	$ 2,403,275	35		329,427

Put Options - 17.1%
Vanguard S&P 500 ETF (b)(e)(f)
Expiration: 03/31/2027; Exercise Price: $501.94	1,693,141,570	24,658		13,677,546
Expiration: 03/31/2027; Exercise Price: $597.52	225,701,855	3,287		4,199,603
Total Put Options				17,877,149
TOTAL PURCHASED OPTIONS (Cost $49,018,395)				18,206,576

TOTAL INVESTMENTS - 123.1% (Cost $147,347,382)				128,623,329
Money Market Deposit Account - 0.6% (g)				650,061
Liabilities in Excess of Other Assets - (23.7)%			(0.23743)	(24,804,497)
TOTAL NET ASSETS - 100.0%				$ 104,468,893

Percentages are stated as a percent of net assets.

(a)
Fair value of this security exceeds 25% of the Fund’s net assets.  Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

(b)	Held in connection with written option contracts. See Schedule of Written Options for further information.
(c)	All or a portion of the security has been pledged as collateral for written options.
(d)	Non-income producing security.
(e)	Exchange-traded.
(f)	100 shares per contract.
(g)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of July 31, 2026 was 3.45%.

Innovator Equity Dual Directional 15 Buffer ETF - April
Schedule of Written Options
July 31, 2026 (Unaudited)

WRITTEN OPTIONS - (23.8)%	Notional Amount	Contracts	Value
Call Options - (8.1)%
Vanguard S&P 500 ETF, Expiration: 03/31/2027; Exercise Price: $677.38 (a)(b)	$ (112,816,595)	(1,643)	$ (8,472,064)

Put Options - (15.7)%
Vanguard S&P 500 ETF (a)(b)
Expiration: 03/31/2027; Exercise Price: $507.92	(1,918,912,090)	(27,946)	(16,301,181)
Expiration: 03/31/2027; Exercise Price: $621.43	(2,403,275)	(35)	(55,860)
Total Put Options			(16,357,041)
TOTAL WRITTEN OPTIONS (Premiums received $47,650,723)			$ (24,829,105)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of July 31, 2026 (Unaudited)

Innovator Equity Dual Directional 15 Buffer ETF - April has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Exchange Traded Funds	$ 110,416,753	$ –	$ –	$ 110,416,753
Purchased Options	–	18,206,576	–	18,206,576
Total Investments	$ 110,416,753	$ 18,206,576	$ –	$ 128,623,329

Liabilities:
Investments:
Written Options	$ –	$ (24,829,105)	$ –	$ (24,829,105)
Total Investments	$ –	$ (24,829,105)	$ –	$ (24,829,105)

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings as of July 31, 2026
(% of Net Assets)
Exchange Traded Funds	$ 110,416,753	105.7%
Purchased Options	18,206,576	17.4
Written Options	(24,829,105)	(23.8)
Money Market Deposit Account	650,061	0.6
Other Assets in Excess of Other Assets	24,608	0.1(a)
	$ 104,468,893	100.0%

(a)	Represents less than 0.05% of net assets.